SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 15, 2007
Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.01. Regulation FD Disclosure
On May 10, 2007, First Potomac Realty Trust announced that Douglas J. Donatelli, President and CEO of the Company, will be attending the A.G. Edwards Yield Conference 2007 on May 15, 2007 in New York City. Mr. Donatelli will be meeting with investors and analysts and will be making a presentation to the investment community at 11:30 a.m. Eastern Daylight Time. The presentation materials will be available on First Potomac’s website at the link: www.first-potomac.com, click on Investor Information-Presentations, and are furnished herewith. The information contained on First Potomac’s website is not incorporated by reference herein.
A live audio webcast of Mr. Donatelli’s presentation will be available at http://www.wsw.com/webcast/agedwards18/fpo/.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	A.G. Edwards Yield Conference Presentation, May 15, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

May 15, 2007	By:	/s/ Joel F. Bonder

Name: Joel F. Bonder
Title: General Counsel

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	A.G. Edwards Yield Conference Presentation, May 15, 2007.